Exhibit 99.1

FOR IMMEDIATE RELEASE

Creative Realities Announces Repurchase of Slipstream Warrants

Reduces Dilution Exposure and Improves Visibility for Shareholders

LOUISVILLE, KY – February 18, 2026 – Creative Realities, Inc. (“Creative Realities,” “CRI,” or the “Company”) (NASDAQ: CREX), a leading provider of digital signage, media and AdTech solutions, today announced that it repurchased the warrant (the “Warrant”) to purchase 1,731,499 shares of the Company’s common stock held by Slipstream Communications, LLC (“Slipstream”) for an aggregate repurchase price of $200,000. The Company initially issued the Warrant to Slipstream in 2022 in connection with a credit facility provided by Slipstream to the Company, which was subsequently amended and restated twice – June 30, 2022 and October 17, 2024. The Warrant was exercisable for up to an aggregate of 1,731,499 shares of the Company’s common stock at an exercise price of $6.00. The closing of the Warrant repurchase was completed February 17, 2026 and, upon settlement of the transaction, the Warrant was cancelled. Slipstream no longer owns any warrants to purchase any Company common stock. Additional information about the terms of the Warrant purchase is provided in the Company’s filings with the SEC.

“I am very pleased to announce an agreement with Slipstream to repurchase all of Slipstream’s outstanding warrants, worth upwards of 1.7 million shares of our common stock, for $200,000,” said Rick Mills, Chairman and Chief Executive Officer. “As the Company continues its strong growth trajectory – and remains on track for its best year ever – the repurchase of these warrants provides greater visibility for the future and our total shares outstanding. We appreciate Slipstream entering into such an agreement, which benefits the Company as well as its shareholders, alleviating potential overhang on our stock. With this transaction under our belt, we look forward to executing on our operating plan and focusing on expansion – as well as higher returns for investors – in the quarters to come.”

About Creative Realities, Inc.

Creative Realities designs, develops and deploys digital signage-based experiences for enterprise-level networks utilizing its ClarityTM, ReflectViewTM, and iShowroomTM Content Management System (CMS) platforms. The Company is actively providing recurring SaaS and support services across diverse vertical markets, including but not limited to retail, automotive, digital-out-of-home (DOOH) advertising networks, convenience stores, foodservice/QSR, gaming, theater, and stadium venues. In addition, the Company assists clients in utilizing place-based digital media to achieve business objectives such as increased revenue, enhanced customer experiences, and improved productivity. This includes the design, deployment, and day to day management of Retail Media Networks to monetize on-premise foot traffic utilizing its AdLogicTM and AdLogic CPM+TM programmatic advertising platforms.

Cautionary Note on Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and includes, among other things, discussions of our business strategies, product releases, future operations and capital resources. Words such as "estimates," "projects," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance, conditions or results. They are based on the opinions, estimates and beliefs of management as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors, many of which are outside of our control, that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Some of these risks are discussed in the “Risk Factors” section contained in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and September 30, 2025, and the Company’s subsequent filings with the U.S. Securities and Exchange Commission. Important factors, among others, that may affect actual results or outcomes include: our ability to integrate th recently acquired business of Cineplex Digital Media Inc. (“CDM”) into our own, maintain or improve the financial performance of CDM’s business and realize anticipated synergies, our strategy for customer retention, growth, product development, market position, financial results and reserves, our ability to execute on our business plan, our ability to retain key personnel, our ability to remain listed on the Nasdaq Capital Market, our ability to realize the revenues included in our future guidance and backlog reports, our ability to satisfy our upcoming debt obligations and other liabilities, the ability of the Company to continue as a going concern, potential litigation, supply chain shortages, and general economic and market conditions impacting demand for our products and services. Readers should not place undue reliance upon any forward-looking statements. We assume no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Media:

Christina Davies

cdavies@ideagrove.com

Investor Relations:

Chris Witty

cwitty@darrowir.com

646-438-9385

ir@cri.com

https://investors.cri.com/